

Fourth Quarter 2014 Results

January 27, 2015

SYNOVUS®
the bank of here

Forward-looking statements and use of non-GAAP financial measures

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, (1) statements on credit trends and key credit metrics; (2) future loan and deposit growth; (3) future net interest margin; (4) future non-interest income; (5) adjusted non-interest expense levels and the impact of our ongoing technology investments, efficiency initiatives and further cost savings; (6) the expected impact of Basel III on our capital ratios; (7) expectations on our effective tax rate and deferred tax asset; (8) our capital management plan, including our share repurchase program; (9) our strategy for future growth; and (10) our assumptions underlying these expectations . Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income per common share, diluted; adjusted non-interest income; adjusted non-interest expense; adjusted pre-tax, pre-credit costs income; the ratio of adjusted pre-tax, pre-credit costs income to risk weighted assets; average core deposits; average core deposits excluding average state, county, and municipal deposits; low-cost core deposits excluding the impact of Memphis branches sold in 1Q14; the Tier 1 common equity ratio; the estimated common equity Tier 1 ratio under final Basel III rules; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are net income per common share, diluted; total non-interest income; total non-interest expense; income before income taxes; the ratio of net income to average total assets; total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Adjusted net income per common share, diluted; adjusted pre-tax, pre-credit costs income and adjusted pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain income/expenses. Adjusted non-interest income is a measure used by management to evaluate non-interest income exclusive of net investment securities gains and other non-recurring income items. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Average core deposits, average core deposits excluding state, county, and municipal deposits, and low-cost core deposits excluding the impact of Memphis branches sold in 1Q14 are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio, the estimated common Tier 1 ratio under final Basel III rules, and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

2014: Achieved significant progress strengthening the franchise

Profitability:

Net income and EPS growth through positive operating leverage and reduced credit costs


$118.6
$185.0
2013
2014

Net Income[1]
↑ 56%


$0.88
$1.33
2013
2014

Diluted EPS
↑ 51%

Balance Sheet:

Loan growth of $1.0 billion or 5.2%

Low-cost core deposits[2][3] growth of $589.0 million or 3.7%


$20.06
$21.10
2013
2014

Total Loans
↑ 5%


$16.13
$16.72
2013
2014

Low-cost Core Deposits[2][3]
↑ 4%

Credit Quality:

Continued broad-based improvement in credit quality


2.08%
0.94%
2013
2014

NPL Ratio
↓ 114 b.p.s


0.69%
0.39%
2013
2014

NCO Ratio
↓ 30 b.p.s


95.43%
197.22%
2013
2014

Increased ALL to NPLs[4] **Coverage**

Capital:

Stronger capital ratios


9.93%
10.28%
2013
2014

Tier 1 common equity ratio[3]
↑ 35 b.p.s

- 2014 equity reflects $88.1 million common stock repurchase during the fourth quarter and a 43% increase in the quarterly common stock dividend paid on January 2, 2015
- Book value per common share increased 5.4% to $21.42

(1) Available to common shareholders
(2) Core deposits excluding time deposits and the impact of Memphis branches sold in 1Q14.
(3) Non-GAAP financial measure; see appendix.
(4) Excludes impaired loans with no reserve

4Q14 Highlights

- Net income available to common shareholders of $50.6 million or $0.37 per diluted common share
  - Diluted EPS increased 16.0% vs. 3Q14
- Net income available to common shareholders of $53.2 million or $0.39 per diluted common share excluding restructuring charges, litigation settlement expenses, and VISA indemnification charges(1)
- Total loans grew $509.1 million or 9.8%(4) sequentially
- Average core deposits excluding state, county, and municipal deposits(1) grew $150.7 million or 3.4%(4) vs. 3Q14
- NPL ratio declined to 0.94% vs. 1.18% in 3Q14; Total past dues over 30 days were 0.24% compared to 0.35% in 3Q14

(in thousands, except per share data)	4Q14	3Q14	4Q13
Net interest income	$207,455	$206,263	$204,331
Adjusted non-interest income(1)	64,549	63,985	59,808
Adjusted non-interest expense(1)	172,413	166,754	167,884
Adjusted pre-tax, pre-credit costs income(1)	99,591	103,494	96,255
Investment securities gains, net	-	-	373
Credit costs(2)	16,406	15,701	22,349
Restructuring charges	3,484	809	3,770
Visa indemnification charges	310	1,979	799
Litigation settlement expenses(3)	463	12,349	10,000
Income before taxes	78,928	72,656	59,710
Income tax expense	25,757	25,868	21,130
Dividends on preferred stock	2,559	2,559	2,730
Net income available to common shareholders	$50,612	$44,229	$35,850
Net income per diluted common share	$0.37	$0.32	$0.26
Average diluted common shares	137,831	139,726	139,419

(1) Non-GAAP financial measure; see appendix
(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of foreclosed real estate expense, net
(3) Amounts consists of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters.
(4) Annualized

Loan growth of $509.1 million or 9.8%* sequentially and $1.04 billion or 5.2% for the year



Total Loans
(dollars in billions)
$20.06
$9.92
$3.64
6.50
50%
18%
32%
$20.59
$10.02
$3.85
6.75
$21.10
$10.28
$3.93
6.89
49%
18%
33%
4Q13
3Q14
4Q14
CRE
Retail
C&I
(in millions)
Sequential quarter total loan growth:
$346.2
$132.8
$509.1

- 4Q14 sequential quarter loan growth of $509.1 million or 9.8%*, supported by growth in Tampa, Atlanta, Pensacola, Jacksonville, and Charleston
  - C&I increased $275.9 million or 10.9%*
  - CRE increased $155.9 million or 9.2%*
  - Retail increased $79.2 million or 8.2%*
- 2014 loan growth of $1.04 billion or 5.2%
- Currently expect loan growth in the mid single-digits for 2015

* Annualized

Average core deposits excluding SCM deposits[1] grew $150.7 million or 3.4%[2]


Average Core Deposits(3)
(dollars in billions)
$21
$14
$7
$0
$19.96
$2.36
$3.36
$3.66
$5.73
$4.85
$19.49
$2.37
$3.20
$3.44
$5.63
$4.85
$19.46
$2.27
$3.02
$3.51
$5.64
$5.02
$19.44
$2.05
$3.04
$3.51
$5.67
$5.17
$19.73
$2.18
$3.03
$3.55
$5.65
$5.32
4Q13
1Q14
2Q14
3Q14
4Q14
Non-interest Bearing
Money Market
NOW/Savings
Time
SCM

- Average core deposits[3] increased $289.7 million or 5.9%[2] vs. 3Q14
- Average core deposits excluding state, county, and municipal (SCM) deposits[4] grew $150.7 million or 3.4%[2] vs. 3Q14
- Total average deposits of $21.34 billion increased $397.4 million or 7.5%[2] vs. 3Q14

(1) Non-GAAP financial measure; see appendix.
(2) Annualized
(3) Average core deposits represent total average deposits less average brokered deposits. Non-GAAP financial measure; see appendix.

Net interest income and net interest margin

(dollars in millions)



$204.3
$206.3
$207.5
3.38%
3.37%
3.34%
4Q13
3Q14
4Q14
Net Interest income
Net Interest Margin

Net Interest Income Sensitivity

Change in short-term interest rates (in b.p.s)	Estimated % increase in net interest income*
+200	6.7%
+100	4.3%

* as compared to unchanged rates (for the next 12 months)

- Net interest income continued to expand, driven by higher loan balances
- NIM of 3.34%, down 3 b.p.s vs. 3Q14
  - Yield on earning assets of 3.78%, down 3 b.p.s from 3Q14
    - Yield on loans decreased 7 b.p.s to 4.22%
  - Effective cost of funds of 0.44%, unchanged from 3Q14
- Expect modest downward pressure on NIM during 2015 under current rate environment
- Positioned to benefit from potential increase in short-term rates

Non-interest income increased vs. 3Q14 and 4Q13

- 4Q14 adjusted non-interest income[1] was $64.5 million, up 0.9% vs. 3Q14 and 7.9% vs. 4Q13
  - Core banking fees[2] of $33.0 million, up $208 thousand or 0.6% from 3Q14, driven by $355 thousand or 4.3% increase in bankcard fees
  - FMS revenues[3] of $19.6 million increased $205 thousand or 1.1% sequentially, driven by $483 thousand increase in fiduciary and asset management fees
  - Mortgage banking income increased $230 thousand or 4.9% vs. 3Q14

(in thousands)	4Q14	4Q14 vs. 3Q14 % Change	4Q14 vs. 4Q13 % Change
Service charges on deposit accounts	$20,287	0.6%	3.3%
Fiduciary and asset management fees	11,690	4.3	6.5
Brokerage revenue	6,887	(5.4)	9.2
Mortgage banking income	4,895	4.9	68.0
Bankcard fees	8,536	4.3	7.0
Other fee income	4,635	(1.5)	(24.1)
Private equity investments gains, net	136	nm	nm
Other non-interest income	7,483	(5.6)	(6.3)
Total non-interest income	$64,549	0.9%	7.3%
Adjusted non-interest income[1]	**$64,549**	**0.9%**	**7.9%**

(1) Non-GAAP financial measure; see appendix.
(2) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, and miscellaneous other service charges.
(3) Consist primarily of fiduciary and asset management fees and brokerage revenue.

Adjusted non-interest expense* up 0.8% from 2013

(dollars in millions)



$1,009.6
$812.7
6,109
$903.8
$717.4
5,224
$816.2
$692.3
4,963
$741.5
$670.5
4,696
$745.0
$675.7
4,511
2010
2011
2012
2013
2014
Headcount
Adjusted Non-interest Expense*
Total Non-interest Expense

- Adjusted 4Q14 non-interest expense* was $172.4 million, up $5.7 million or 3.4% vs. 3Q14
  - Professional fees of $8.0 million, up $5.5 million vs. 3Q14
    - 4Q14 reflects elevated attorney fees related to the final resolution of one credit
    - 3Q14 included $3.6 million net insurance recovery for incurred legal fees related to litigation
  - Advertising expense of $8.1 million, up $925 thousand vs. 3Q14
  - Total headcount decreased by 52 vs. 3Q14 reflecting impact of 13 branch closings
- Adjusted 2014 non-interest expense* was $675.7 million, up $5.2 million or 0.8% vs. 2013
  - Advertising expense of $24.0 million, up $15.1 million vs. 2013
  - Employment expenses of $371.9 million, up $3.8 million or 1.0% vs. 2013, include a $3.4 million increase in production-related incentives/commissions
  - Professional fees of $26.4 million, down $12.3 million vs. 2013, reflecting lower attorney fees
  - Headcount decreased 3.9% vs. a year ago reflecting continued implementation of efficiency initiatives
- 2015 adjusted non-interest expense* expected to approximate 2014 levels, reflecting continued efficiency efforts and investments in talent and technology

* Excluding litigation settlement expenses, Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix.

Continued improvement in credit quality


(dollars in millions)
Total NPLs(1)
$600
$400
$200
$0
2.08%
$416
1.91%
$384
1.27%
$260
1.18%
$242
0.94%
$198
4Q13
1Q14
2Q14
3Q14
4Q14


Credit Costs(2)
$30
$20
$10
$0
$22
$8
$14
$18
$8
$10
$17
$5
$12
$16
$12
$4
$16
$8
$8
4Q13
1Q14
2Q14
3Q14
4Q14
Provision for Loan Losses
Other Credit Costs


Net Charge-offs(3)
$40
$27
$13
$0
0.51%
$25
0.30%
$15
0.69%
$35
0.24%
$12
0.31%
$16
NCO ratio - Year
2014: 0.39%
2013: 0.69%
4Q13
1Q14
2Q14(4)
3Q14
4Q14


Total Past Dues > 30 Days
$120
$80
$40
$0
0.36%
$73
0.37%
$75
0.30%
$60
0.35%
$73
0.24%
$51
4Q13
1Q14
2Q14
3Q14
4Q14

(1) Excludes impaired loans held-for-sale
(2) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(3) As a % of average total loans, annualized
(4) Increase in 2Q14 net charge-offs is due to significant reduction in NPLs which were fully reserved

Strong capital ratios

	4Q13	3Q14	4Q14
Tier 1 common equity ratio[1]	9.93 %	10.60	**10.28** [2]
Tier 1 capital ratio	10.54	11.19	**10.86** [2]
Total risk-based capital ratio	13.00	13.17	**12.75** [2]
Leverage ratio	9.13	9.85	**9.67**
Tangible common equity ratio[1]	10.68 %	11.04	**10.69**

- **4Q14 capital ratios include impact of $88.1 million common stock repurchase**
- **4Q14 Basel III common equity Tier 1 (CET1) ratio estimated at 10.17%[1][2] on a fully phased-in basis.**

(dollars in millions)	4Q13	3Q14	4Q14
Disallowed deferred tax asset (DTA)	$618.5	529.3	**492.2**
As a % of risk-weighted assets	2.77 %	2.32	**2.10**

(1) Non-GAAP financial measure; see appendix
(2) Preliminary

Capital management - share repurchase

- $250 million common stock repurchase program announced in October 2014
  - October 2014 - entered into accelerated share repurchase (ASR) agreement to purchase $75 million of Synovus common stock
    - Repurchased 2.5 million shares upon execution of ASR agreement in 4Q14
    - Repurchased 392 thousand additional shares upon completion of the ASR agreement on January 13, 2015
    - In total, the average purchase price pursuant to the ASR was $25.84 per share
  - Completed additional repurchases of common stock through open market transactions totaling 974* thousand shares at an average price of $25.38 per share.
  - As of January 26, 2015, $150 million in remaining repurchase authority pursuant to repurchase program

* 504 thousand shares were repurchased in 4Q14, and 470 thousand shares have been purchased during 1Q15.

Appendix

Non-interest Income

(dollars in thousands)	4Q14	3Q14	4Q13	4Q14 vs. 3Q14 % Change	4Q14 vs. 4Q13 % Change
Service charges on deposit accounts	$20,287	$20,159	$19,647	0.6%	3.3%
Fiduciary and asset management fees	11,690	11,207	10,978	4.3	6.5
Brokerage revenue	6,887	7,281	6,307	(5.4)	9.2
Mortgage banking income	4,895	4,665	2,913	4.9	68.0
Bankcard fees	8,536	8,182	7,979	4.3	7.0
Investment securities gains, net	-	-	373	-	nm
Other fee income	4,635	4,704	6,106	(1.5)	(24.1)
Private equity investments gains (losses), net	136	(144)	(2,108)	nm	nm
Other non-interest income	7,483	7,931	7,986	(5.6)	(6.3)
Total non-interest income	**$64,549**	**$63,985**	**$60,181**	**0.9%**	**7.3%**
Adjusted non-interest income[(1)]	**$64,549**	**$63,985**	**$59,808**	**0.9%**	**7.9%**

(1) Non-GAAP financial measure
nm - not meaningful

Non-interest Expense

(dollars in thousands)	4Q14	3Q14	4Q13	4Q14 vs. 3Q14 % Change	4Q14 vs. 4Q13 % Change
Salaries and other personnel expense	$92,049	$93,870	$91,962	(1.9%)	0.1%
Net occupancy and equipment expense	26,370	26,956	26,314	1.4	0.2
FDIC insurance and other regulatory fees	8,262	8,013	9,689	3.1	(14.7)
Foreclosed real estate expense, net	6,502	9,074	5,064	(28.3)	28.4
Other credit costs	1,711	2,784	3,221	(38.5)	(46.9)
Professional fees	8,013	2,526	9,854	217.2	(18.7)
Third-party processing expense	10,437	10,044	9,689	3.9	7.7
Restructuring charges	3,484	809	3,770	330.7	(7.6)
Visa indemnification charges	310	1,979	799	(84.3)	nm
Litigation settlement expenses[1]	463	12,349	10,000	nm	nm
Advertising expense	8,102	7,177	2,458	12.9	229.6
Other operating expenses	19,180	18,168	17,918	5.6	7.0
Total non-interest expense	**$184,883**	**$193,749**	**$190,738**	**(4.6%)**	**(3.1%)**
Adjusted non-interest expense[2]	**$172,413**	**$166,754**	**$167,884**	**3.4%**	**2.7%**

[1] Amounts consists of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other periods presented herein are not reported separately as amounts are not material.
[2] Excluding litigation settlement expenses, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure.
nm - not meaningful

Adjusted Pre-tax, Pre-credit Costs Income[1]

(dollars in thousands)



$96,254
$96,255
$98,941
$103,494
$99,591
4Q13
1Q14
2Q14
3Q14
4Q14

4Q14 vs. 3Q14 Key Drivers
(in millions)
-net interest income ↑$1.2
-adjusted non-interest income [1] ↑$0.6
-adjusted non-interest expense[1] ↑$5.7

	4Q13	1Q14	2Q14	3Q14	4Q14
Income before income taxes	$59,710	$77,024	$73,950	$72,656	$78,928
Add: Provision for losses on loans	14,064	9,511	12,284	3,843	8,193
Add: Other credit costs[2]	8,285	8,128	4,635	11,858	8,213
Add: Restructuring charges	3,770	8,577	7,716	809	3,484
Add: Visa indemnification charges	799	396	356	1,979	310
Add: Litigation settlement expenses[3]	10,000	-	-	12,349	463
Subtract: Investment securities gains, net	(373)	(1,331)	-	-	-
Subtract: Gain from Memphis transaction, net[4]	-	(5,789)	-	-	-
Adjusted Pre-tax, pre-credit costs income [1]	**$96,255**	**$96,516**	**$98,941**	**$103,494**	**$99,591**

(1) Non-GAAP financial measure
(2) Other credit costs consist primarily of foreclosed real estate expense, net.
(3) Amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other quarters are not reported separately as amounts are not material.
(4) Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.

Portfolio Distribution by Type

($ in millions)	4Q09		4Q10		4Q11		4Q12		4Q13		4Q14	
Investment Properties	$5,897	23.2%	$5,059	23.4%	$4,569	22.8%	$4,376	22.3%	$4,617	23.0%	$5,188	24.6%
Residential Properties	3,316	13.1	2,103	9.8	1,618	8.1	1,279	6.5	1,185	5.9	1,136	5.4
Land Acquisition	1,529	6.0	1,218	5.6	1,095	5.4	794	4.1	705	3.5	577	2.7
Total CRE	**$10,742**	**42.3%**	**$8,380**	**38.8%**	**$7,282**	**36.3%**	**$6,449**	**32.9%**	**$6,507**	**32.4%**	**$6,901**	**32.7%**
C&I	10,448	41.1	9,265	42.9	8,929	44.4	9,102	46.6	9,932	49.4	10,293	48.8
Retail	4,212	16.6	3,951	18.3	3,880	19.3	4,011	20.5	3,648	18.2	3,934	18.7
Total*	**$25,383**	**100.0%**	**$21,586**	**100.0%**	**$20,080**	**100.0%**	**$19,542**	**100.0%**	**$20,058**	**100.0%**	**$21,098**	**100.0%**

*Total loans exclude unearned income, which is not displayed on this table.

Improving Portfolio Risk Distribution

(dollars in millions)

Risk Category	3Q14	4Q14	4Q14 vs. 3Q14 Change
Passing Grades	$19,223	$19,910	$687
Special Mention	652	554	($98)
Substandard Accruing	472	436	($36)
Non-Performing Loans	242	198	($44)
Total	$20,589	$21,098	$509

Substandard Accruing Loans



(dollars in millions)
$650
$488
$325
$163
$0
$542
$254
$288
$499
$242
$257
$484
$248
$236
$472
$242
$231
$436
$240
$196
20% decline from 4Q13
4Q13
1Q14
2Q14
3Q14
4Q14
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of 4Q14 Substandard Accruing Loans
18%
19%
7%
4%
52%
Investment Properties
C&I
Retail
Land
Residential

Troubled Debt Restructurings

(dollars in millions)

Composition of 4Q14 Performing TDRs

Risk Categories:


Pass
25%
Substandard
56%
Special Mention
19%

Loan Type:


Retail
12%
Inv. Prop.
23%
C&I
33%
Resi. Prop.
20%
Land
12%

Accruing TDR Trends


$556
$495
$444
$409
$348
4Q13
1Q14
2Q14
3Q14
4Q14
Accruing TDRs

- 99% of performing TDRs are paid current; 90-day past due TDRs are only $435 thousand
- 44% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 67% of performing TDRs are not residential or land-related

NPL Inflows by Portfolio Type

(dollars in millions)

	4Q13	1Q14	2Q14	3Q14	4Q14
Investment properties	$4	$3	$2	$2	$1
Residential properties / Land-related	8	5	6	10	6
Commercial and industrial	20	15	17	12	18
Retail	9	12	9	9	8
Total	$41	$35	$34	$33	$33

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Outstanding Balance
	3Q14	4Q14	4Q14
Investment properties	0.03	0.04	$5,188
1-4 family construction	0.26	-	149
1-4 family investment mortgage	0.97	0.55	809
Residential development	0.91	0.02	178
Residential properties	**0.87**	**0.40**	**1,136**
Land for future development	0.37	0.06	577
Total CRE	**0.20**	**0.10**	**6,901**
Commercial and industrial	0.30	0.18	10,293
Retail	0.74	0.66	3,934
Total*	**0.35**	**0.24**	**$21,098**

*Excludes unearned income of $28.8 million

Net Charge-offs by Type

(dollars in millions, % of average loans annualized)	2Q14		3Q14		4Q14	
Investment properties	$5	0.32%	$1	0.10%	$4	0.33%
1-4 family properties	1	0.22	1	0.51	2	0.60
Land for future development	19	0.83	(1)	(0.39)	(1)	(0.59)
Total CRE	**25**	**0.36**	**2**	**0.13**	**5**	**0.30**
Commercial and industrial	5	0.25	6	0.24	7	0.27
Retail	5	0.38	4	0.42	4	0.42
Total net charge-offs	**$35**	**0.30**	**$12**	**0.24**	**$16**	**0.31**

Allowance for Loan Losses Coverage Trends

(dollars in millions)



1.91%
$373
94%
69%
1.82%
$352
98%
69%
1.71%
$335
92%
69%
1.62%
$319
92%
71%
1.53%
$308
95%
74%
1.49%
$301
100%
78%
1.36%
$278
178%
107%
1.31%
$269
176%
111%
1.24%
$261
197%
132%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
Allowance for Loan Losses
ALL to NPLs
ALL to NPLs (excluding NPLs for which the expected loss has been charged off)

Non-GAAP Financial Measures

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars and shares in thousands)	4Q14
Net income available to common shareholders	$50,612
Add: Litigation settlement expenses (after-tax)	284
Add: Restructuring charges (after-tax)	2,129
Add: Visa indemnification charges (after-tax)	189
Adjusted net income available to common shareholders	$53,214
Weighted average common shares outstanding, diluted	137,831
Adjusted net income per diluted common share	$0.39

(in thousands)	4Q13	1Q14	2Q14	3Q14	4Q14
Total non-interest income	$60,181	$70,182	$63,388	$63,985	$64,549
Subtract: Investment securities gains, net	373	(1,331)	-	-	-
Subtract: Gain from Memphis transaction, net[1]	-	(5,789)	-	-	-
Adjusted non-interest income	$59,808	$63,062	$63,388	$63,985	$64,549

(in thousands)	2010	2011	2012	2013	2014
Total non-interest expense	$1,009,576	$903,765	$816,237	$741,537	$744,997
Other credit costs[2]	(198,426)	(149,293)	(112,250)	(48,370)	(32,834)
Restructuring charges	(5,538)	(30,665)	(5,412)	(11,064)	(20,585)
Visa indemnification charges	-	(6,038)	(6,304)	(1,600)	(3,041)
Litigation settlement expenses[3]	-	-	-	(10,000)	(12,812)
Gain (loss) on curtailment of post-retirement benefit	$7,092	($398)	-	-	-
Adjusted non-interest expense	$812,704	$717,371	$692,271	$670,503	$675,725

(1) Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(2) Other credit costs consist primarily of foreclosed real estate expense, net.
(3) Amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other years are not reported separately as amounts are not material.

Non-GAAP Financial Measures, continued

(in thousands)	4Q13	1Q14	2Q14	3Q14	4Q14
Total non-interest expense	$190,738	$184,161	$182,205	$193,749	$184,883
Other credit costs[1]	(8,285)	(8,128)	(4,635)	(11,858)	(8,213)
Restructuring charges	(3,770)	(8,577)	(7,716)	(809)	(3,484)
Visa indemnification charges	(799)	(396)	(356)	(1,979)	(310)
Litigation settlement expenses[2]	(10,000)	-	-	(12,349)	(463)
Adjusted non-interest expense	$167,884	$167,060	$169,498	$166,754	$172,413

(dollars in thousands)	4Q13	1Q14	2Q14	3Q14	4Q14
Total risk-weighted assets	22,316,091	22,404,099	22,702,108	22,817,378	23,431,497 [5]
Income before income taxes	$59,710	$77,024	$73,950	$72,656	$78,928
Add: Provision for losses on loans	14,064	9,511	12,284	3,843	8,193
Add: Other credit costs[1]	8,285	8,128	4,635	11,858	8,213
Add: Restructuring charges	3,770	8,577	7,716	809	3,484
Add: Visa indemnification charges	799	396	356	1,979	310
Add: Litigation settlement expenses[2]	10,000	-	-	12,349	463
Subtract: Investment securities gains, net	(373)	(1,331)	-	-	-
Subtract: Gain from Memphis transaction, net[3]	-	(5,789)	-	-	-
Adjusted Pre-tax, pre-credit costs income	$96,255	$96,516	$98,941	$103,494	$99,591
Adjusted Pre-tax, pre-credit costs income/RWA[4]	1.7%	1.7%	1.7%	1.8%	1.7% [5]

(in thousands)	4Q13	1Q14	2Q14	3Q14	4Q14
Total average deposits	$21,150,068	$20,725,259	$20,863,706	$20,938,587	$21,336,007
Average brokered deposits	(1,194,427)	(1,234,847)	(1,401,167)	(1,494,620)	(1,602,354)
Average core deposits	19,955,641	19,490,412	19,462,539	19,443,967	19,733,653
Average state, county, and municipal deposits	(2,354,731)	(2,365,096)	(2,268,852)	(2,045,817)	(2,184,757)
Average core deposits excluding average state, county, and municipal deposits	$17,600,910	$17,125,316	$17,193,687	$17,398,150	$17,548,896

(1) Other credit costs consist primarily of foreclosed real estate expense, net.
(2) Amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other quarters are not reported separately as amounts are not material.
(3) Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(4) Annualized
(5) Preliminary

Non-GAAP Financial Measures, continued

(in thousands)	2013	2014
Total deposits	$20,876,790	$21,531,699
Brokered deposits	(1,094,002)	(1,642,398)
Core deposits	19,782,788	19,889,301
Time deposits	(3,498,200)	(3,167,950)
Low-cost core deposits	$16,284,588	$16,721,351
Impact of Memphis branches sold in 1Q14	(152,222)	-
Low-cost core deposits excluding impact of Memphis branches sold in 1Q14	$16,132,366	$16,721,351

(in thousands)	4Q13	1Q14	2Q14	3Q14	4Q14
Total average deposits	$21,150,068	$20,725,259	$20,863,706	$20,938,587	$21,336,007
Average brokered deposits	(1,194,427)	(1,234,847)	(1,401,167)	(1,494,620)	(1,602,354)
Average core deposits	19,955,641	19,490,412	19,462,539	19,443,967	19,733,653
Average state, county, and municipal deposits	(2,354,731)	(2,365,096)	(2,268,852)	(2,045,817)	(2,184,757)
Average core deposits excluding average state, county, and municipal deposits	$17,600,910	$17,125,316	$17,193,687	$17,398,150	$17,548,896

(dollars in thousands)	4Q13	1Q14	2Q14	3Q14	4Q14
Total shareholders' equity	$2,948,985	$2,998,496	$3,053,051	$3,076,545	$3,041,271
Add/Subtract: Accumulated other comprehensive loss (income)	41,258	30,463	13,716	24,827	12,605
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(3,415)	(1,883)	(1,678)	(1,471)	(1,265)
Subtract: Disallowed deferred tax assets	(618,516)	(579,537)	(547,786)	(529,342)	(492,199)
Add: Other items	7,612	7,682	7,619	7,637	7,644
Subtract: Series C Preferred Stock	(125,862)	(125,980)	(125,980)	(125,980)	(125,980)
Subtract: Qualified trust preferred securities	(10,000)	(10,000)	(10,000)	(10,000)	(10,000)
Tier 1 common equity	2,215,631	2,294,810	2,364,511	2,417,785	2,407,645
Risk weighted assets	22,316,091	22,404,099	22,702,108	22,817,378	23,431,497 *
Tier 1 common equity ratio	9.93%	10.24%	10.42%	10.60%	10.28% *

* Preliminary

Non-GAAP Financial Measures, continued

(dollars in thousands)	4Q13	1Q14	2Q14	3Q14	4Q14
Total assets	$26,201,604	$26,435,426	$26,627,290	$26,519,110	$27,051,231
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(3,415)	(1,883)	(1,678)	(1,471)	(1,265)
Tangible assets	$26,173,758	$26,409,112	$26,601,181	$26,493,208	$27,025,535
Total shareholders' equity	$2,948,985	$2,998,496	$3,053,051	$3,076,545	$3,041,271
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(3,415)	(1,883)	(1,678)	(1,471)	(1,265)
Subtract: Series C Preferred Stock	(125,862)	(125,980)	(125,980)	(125,980)	(125,980)
Tangible common equity	$2,795,277	$2,846,202	$2,900,962	$2,924,663	$2,889,595
Tangible common equity to tangible assets ratio	10.68%	10.78%	10.91%	11.04%	10.69%

Non-GAAP Financial Measures, continued

(dollars in thousands)	Proforma as of December 31, 2014 Transition[1]	Fully phased-in[2]
Tier 1 common equity (Basel I)	$2,407,645	$2,407,645
Add: Adjustment related to capital components	187,765 [3]	56,512 [3]
Estimated common equity Tier 1 under final Basel III rules without AOCI	$2,595,410	2,464,157
Estimated risk-weighted assets under final Basel III rules	$23,891,728 [3]	24,240,378 [3]
Estimated common equity Tier 1 (CET1) ratio under final Basel III rules	10.86% [3]	10.17% [3]

(1) The Basel III transition provisions are effective January 1, 2015 through December 31, 2017.
(2) Basel III fully phased-in is effective in 2018
(3) Preliminary

- On January 1, 2015, the Basel III rules become effective for Standardized approaches banks, subject to transition provisions primarily related to regulatory deductions and adjustments impacting Common Equity Tier 1 (CET1) capital. CET1 disallowed deferred tax assets and intangible assets (other than goodwill and mortgage servicing assets) are subject to transition provisions until January 1, 2018.